UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2024

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27-01 Queens Plaza North Long Island City New York	11101
(Address of principal executive offices)	(Zip Code)

(718) 286-7900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Loyalty Financings

On August 12, 2024, JetBlue Airways Corporation (the “Company”) issued a press release announcing that it has launched (1) a private offering of senior secured notes due 2031 (the “Loyalty Notes”) pursuant to Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), and (2) a proposed senior secured Term Loan B due 2029 (the “Loyalty Term Loan” and, together with the Loyalty Notes, the “Loyalty Financings”).

The co-issuers and co-borrowers, as applicable, of the Loyalty Financings are the Company and JetBlue Loyalty, LP, an indirect wholly-owned subsidiary of the Company. The Loyalty Financings will be (1) fully and unconditionally guaranteed on a senior secured basis by certain subsidiaries of the Company and (2) be secured, on a pari passu basis, by certain collateral in connection with JetBlue’s customer loyalty program, TrueBlue®.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Convertible Senior Notes

On August 12, 2024, the Company issued a press release announcing that it has launched a private offering of $400 million aggregate principal amount (plus an additional $60 million to be subject to an option to purchase additional convertible notes) of convertible senior notes due 2029 (the “Convertible Notes”) pursuant to Rule 144A under the Securities Act.

A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any security (including without limitation the Loyalty Notes and the Convertible Notes and the shares of the Company’s common stock issuable upon conversion of the Convertible Notes) and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The Loyalty Notes are being offered only to persons reasonably believed to be “qualified institutional buyers” in an offering exempt from registration in reliance on Rule 144A under the Securities Act and outside the United States in reliance on Regulation S under the Securities Act. The Convertible Notes are being offered only to persons reasonably believed to be “qualified institutional buyers” in an offering exempt from registration in reliance on Rule 144A under the Securities Act. The Loyalty Notes and the Convertible Notes proposed to be offered will not be registered under the Securities Act or any state securities laws or securities laws of any other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act or any applicable state securities laws or securities laws of any other jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of the Company announcing the Loyalty Notes and Loyalty Term Loan, dated August 12, 2024.
99.2	Press Release of the Company announcing the Convertible Notes offering, dated August 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date: August 12, 2024	By:	/s/ Dawn Southerton
Dawn Southerton Vice President, Controller (Principal Accounting Officer)

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